UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 11, 2005


                                BIONUTRICS, INC.
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             (Exact name of registrant as specified in its charter)


            Nevada                         0-22011               86-0760991
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(State or other jurisdiction of    (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)


              2415 East Camelback Rd., Suite 700, Phoenix, AZ 85016
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (602) 508-0115


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))





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Item 8.01    OTHER EVENTS

         On October 7, 2005, the Registrant announced that on October 3, 2005, it received bridge financing in the amount $1,590,500, the proceeds of which are to be used to meet the Registrant's obligation to pay Enem Nostrum Remedies, Pvt. Ltd of Bombay, India for research and development work undertaken on certain oral controlled-release generic and 505 (b)(2) prescription drug candidates, rights to which the Registrant previously licensed from Nostrum Pharmaceuticals, Inc. of Edison, NJ.

         The Registrant also announced that on October 3, 2005, the Company entered into a placement agency agreement with Indigo Securities, LLC ("Indigo"), wherein Indigo agreed to act as Bionutrics' agent in securing certain debt and equity to finance the Company's operations and the pending acquisition of Kirk Pharmaceuticals

         See Registrant's press release attached hereto as Exhibit 99.1.

Item 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

             99.1       Press Release, dated October 7, 2005

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: October 10, 2005

                                          BIONUTRICS, INC.

                                          By:    /s/ Ronald H. Lane
                                                 -------------------------------
                                          Name:  Ronald H. Lane, PhD.
                                          Title: President